Exhibit 99.1

WhiteHorse Finance, Inc. Announces Fourth Quarter and Full Year 2025 Earnings Results and Declares Quarterly Distribution of $0.25 Per Share and Supplemental Distribution of $0.01 Per Share

NEW YORK, March 2, 2026 /PRNewswire/ -- WhiteHorse Finance, Inc. (“WhiteHorse Finance” or the “Company”) (Nasdaq: WHF) today announced its fourth quarter and full year financial results for the year ended December 31, 2025. In addition, the Company’s board of directors has declared a distribution of $0.25 per share with respect to the quarter ending March 31, 2026 and a supplemental distribution of $0.01 per share. Both distributions will be payable on April 6, 2026 to stockholders of record as of March 12, 2026.

Fourth Quarter 2025 Summary Highlights

● Net Asset Value of $259.8 million, or $11.68 per share, compared to $12.31 per share in 2024

● Investment portfolio(1) totaling $578.6 million

● STRS JV investment portfolio totaling $323.6 million

● Gross investment deployments of $77.1 million for the fourth quarter, including new originations of $64.0 million and $13.1 million of fundings for add-ons to existing investments

● Gross investment deployments of $180.8 million for the year, including new originations of $152.1 million and $28.7 million of fundings for add-ons to existing investments

● Net investment income and core net investment income(2) of $6.6 million, or $0.287 per share, for the fourth quarter

● Annual net investment income and core net investment income(2) of $26.1 million, or $1.127 per share

● Annual distributions of $1.44 per share, including a special distribution of $0.035 per share

● During the fourth quarter, the Company and H.I.G. directors, officers, and employees purchased an aggregate of approximately 1.1 million shares for approximately $8.0 million

● On February 26, 2026, the Company’s board of directors approved a $7.5 million increase in the authorized amount available for repurchases under the Stock Repurchase Program up to $22.5 million

Stuart Aronson, WhiteHorse Finance’s Chief Executive Officer, commented, “During the fourth quarter, we delivered improved earnings and an increase in NAV, supported by disciplined portfolio management and share repurchases executed at a meaningful discount to book value. With the prudent reset of our base dividend last quarter, we are positioned to earn our distribution on a more consistent basis, while maintaining our established framework for supplemental distributions when incremental earnings are available. Our portfolio remains overwhelmingly first lien and we continue to actively manage underperforming credits with dedicated restructuring resources, while remaining selective in a highly competitive origination environment and focused on structure and credit quality.”

Portfolio and Investment Activity

As of December 31, 2025, the fair value of WhiteHorse Finance’s investment portfolio was $578.6 million, compared with $642.2 million as of December 31, 2024. The portfolio as of December 31, 2025 consisted of 129 positions across 68 companies with a weighted average effective yield of 9.1% on income-producing debt investments. The average debt investment size (excluding investments in STRS JV (as defined below)) was $3.7 million with the overall portfolio comprised of approximately 74.3% first lien secured loans, 0.8% second lien secured loans, 0.2% unsecured loans, 6.4% equity and 18.3% in investments in STRS JV. Almost all loans were variable rate investments (primarily indexed to the Secured Overnight Financing Rate) with fixed rate securities representing only 1.3% of loans at fair value. Nearly all performing floating rate investments have interest rate floors.

During the three months ended December 31, 2025, WhiteHorse Finance made investments in seven new portfolio companies for a total of $64.0 million, added a total of $13.1 million to existing portfolio companies. Proceeds from sales and repayments totaled approximately $49.6 million for the three months ended December 31, 2025, driven by four full realizations in Bridgepoint Healthcare, LLC, Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC), Event Services America, Inc. (d/b/a Contemporary Services Corporation) and ELM One Call Locators, Inc. (d/b/a One Call Locators, Ltd.), and the Company received net repayments of $1.2 million from revolver loans.

In addition to the transactions discussed above, during the three months ended December 31, 2025, WhiteHorse Finance transferred assets comprised of two new portfolio companies and two add-on investments, totaling $19.2 million to STRS JV in exchange for cash proceeds.

During the year ended December 31, 2025, WhiteHorse Finance invested $152.1 million across 19 new portfolio companies. The Company also invested $28.7 million in existing portfolio companies. Proceeds from sales and repayments totaled approximately $155.7 million for the year.

In addition to the transactions above, during the year ended December 31, 2025, WhiteHorse Finance transferred assets totaling $83.3 million in exchange for cash proceeds from STRS JV. As of December 31, 2025, the Company’s investment in STRS JV was approximately $106.0 million, at fair value.

WHF STRS Ohio Senior Loan Fund LLC

As of December 31, 2025, STRS JV’s portfolio totaled $323.6 million, consisted of 43 portfolio companies and had a weighted average effective yield of 9.9% on its portfolio.

Results of Operations

For the three months and year ended December 31, 2025, the Company’s net investment income was approximately $6.6 million and $26.1 million, compared with approximately $8.0 million and $37.2 million for the same periods in the prior year, representing a decrease of approximately 17.5% and a decrease of 29.8%, respectively. The decrease in net investment income for the year-over-year period was primarily attributable to lower yields, investments placed on non-accrual status and lower portfolio size. For the year ended December 31, 2025, the weighted average size and weighted average yield of the debt portfolio, excluding STRS JV, was $517.5 million and 9.2%, respectively. For the year ended December 31, 2024, the weighted average size and weighted average yield of the debt portfolio, excluding STRS JV, was $584.5 million and 10.4%, respectively.

For the three months ended December 31, 2025, the Company’s investment in STRS JV generated an annualized, gross investment yield of approximately 13.2%.

For the three months and year ended December 31, 2025, core net investment income(3) was $6.6 million and $26.1 million, or $0.287 per share and $1.127 per share, respectively, compared with $8.0 million and $37.2 million, or $0.343 per share and $1.602 per share, respectively, for the same periods in the prior year.

For the three months and year ended December 31, 2025, WhiteHorse Finance reported a net realized and unrealized gain and loss on investments and foreign currency transactions of $1.8 million and ($11.8) million, respectively. This compares with the three months and year ended December 31, 2024 net realized and unrealized loss on investments and foreign currency transactions of ($4.1) million and ($26.4) million, respectively. The decrease for the year ended December 31, 2025 period was primarily attributable to markdowns of $6.0 million in Camarillo Fitness Holdings, LLC (f/k/a Honors Holdings, LLC) and net markdowns across the portfolio.

WhiteHorse Finance reported a net increase in net assets resulting from operations of approximately $8.4 million and $14.3 million for the three months and year ended December 31, 2025, respectively which compares with a net increase of $3.9 million and $10.8 million for the three months and year ended December 31, 2024, respectively.

WhiteHorse Finance’s net asset value was $259.8 million, or $11.68 per share, as of December 31, 2025, compared with $265.2 million, or $11.41 per share, as of September 30, 2025. As of December 31, 2024, WhiteHorse Finance’s net asset value was $286.1 million, or $12.31 per share.

Liquidity and Capital Resources

As of December 31, 2025, WhiteHorse Finance had cash and cash equivalents of $29.7 million, compared with $45.9 million as of September 30, 2025, inclusive of restricted cash. As of December 31, 2025, the Company also had $100.0 million of undrawn capacity under its revolving credit facility and due to borrowing based limitations approximately $43.8 million was available to be drawn by the company.

Distributions

The Company's board of directors has declared a distribution of $0.25 per share and a supplemental distribution of $0.01 per share with respect to the quarter ending March 31, 2026. The distribution will be payable on April 6, 2026, to stockholders of record as of March 12, 2026.

On November 10, 2025, the Company declared a distribution of $0.25 per share for the quarter ended December 31, 2025. The distribution was paid on January 5, 2026 to stockholders of record as of December 22, 2025.  In addition, previously on October 15, 2025, the Company declared a special distribution of $0.035 per share, which was paid on December 10, 2025 to stockholders of record as of October 31, 2025.

Distributions are paid from taxable earnings and may include return of capital and/or capital gains. The specific tax characteristics of the distributions will be reported to stockholders on Form 1099-DIV after the end of the calendar year and in the Company’s periodic reports filed with the Securities and Exchange Commission.

Conference Call

WhiteHorse Finance will host a conference call to discuss its full year financial results for the period ended December 31, 2025, at 1:30 p.m. ET on Monday, March 2, 2026. To access the teleconference, please dial 800-267-6316 (domestic) or +1 203-518-9783 (international) approximately 10 minutes before the teleconference’s scheduled start time and reference ID #WHFQ425. Investors may also access the call on the investor relations portion of the Company’s website www.whitehorsefinance.com.

If you are unable to access the live teleconference, a replay will be available beginning approximately two hours after the call’s completion through March 9, 2026. The teleconference replay can be accessed by dialing 800-839-2417 (domestic) or +1 402-220-7209 (international). A webcast replay will also be available on the investor relations portion of the Company’s website at www.whitehorsefinance.com.

About WhiteHorse Finance, Inc.

WhiteHorse Finance is a business development company that originates and invests in loans to privately held, lower middle market companies across a broad range of industries. The Company’s investment activities are managed by H.I.G. WhiteHorse Advisers, LLC, an affiliate of H.I.G. Capital, LLC, (“H.I.G. Capital”). H.I.G. Capital is a leading global alternative asset manager with $74 billion of capital under management(3) across a number of funds focused on the small and mid-cap markets. For more information about H.I.G. Capital, please visit http://www.higcapital.com. For more information about the Company, please visit http://www.whitehorsefinance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

(1) Includes investments in WHF STRS Ohio Senior Loan Fund LLC (“STRS JV”), an unconsolidated joint venture, totaling $106.0 million, at fair value.

(2) “Core net investment income” is a non-GAAP financial measure. The Company believes that core net investment income provides useful information to investors and management because it reflects the Company’s financial performance excluding (i) the net impact of costs associated with the refinancing of the Company’s indebtedness, (ii) the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and (iii) excise and other income taxes related to such net realized gains and losses (net of incentive fees).

The presentation of this additional information is not meant to be considered in isolation or as a substitute for financial results prepared in accordance with GAAP. Additional information on core net investment income and a reconciliation of core net investment income to its most directly comparable GAAP financial measure, net investment income, are set forth in Schedule 1 hereto.

(3) Based on total capital raised by H.I.G. Capital and affiliates.

SCHEDULE 1

As a supplement to GAAP financial measures, the Company has provided information relating to core net investment income, which is a non-GAAP measure. This measure is provided in addition to, but not as a substitute for, net investment income determined in accordance with GAAP. The Company’s non-GAAP measures may differ from similar measures by other companies, even if similar terms are used to identify such measures. Core net investment income represents net investment income adjusted to exclude the net impact of costs associated with the refinancing of the Company’s indebtedness, the accrual of the capital gains incentive fee attributable to net realized and unrealized gains and losses, and excise or other income taxes related to such net realized gains and losses (net of incentive fees). There were no excise or other income taxes related to net realized gains and losses for the quarters and years ended December 31, 2025 and December 31, 2024.

The following table provides a reconciliation of net investment income to core net investment income for the three months ended December 31, 2025 and December 31, 2024 (in thousands, except per share data):

	December 31, 2025		December 31, 2024
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$6,604	$0.287	$7,976	$0.343
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	-	-	-	-
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$6,604	$0.287	$7,976	$0.343

The following table provides a reconciliation of net investment income to core net investment income for the years ended December 31, 2025 and December 31, 2024 (in thousands, except per share data):

	December 31, 2025		December 31, 2024
	Amount	Per Share	Amount	Per Share
		Amounts		Amounts
Net investment income	$26,110	$1.127	$37,238	$1.602
Net impact of costs associated with refinancing of indebtedness	-	-	-	-
Accrual for capital gains incentive fee	-	-	-	-
Net impact of excise tax expense related to net realized gains and losses	-	-	-	-
Core net investment income	$26,110	$1.127	$37,238	$1.602

WhiteHorse Finance, Inc.

Consolidated Statements of Assets and Liabilities

(in thousands, except share and per share data)

	December 31, 2025	December 31, 2024

Assets
Investments, at fair value
Non-controlled/non-affiliate company investments	$436,589	$504,832
Non-controlled affiliate company investments	36,042	29,851
Controlled affiliate company investments	106,018	107,530
Total investments, at fair value (amortized cost $607,574 and $695,240, respectively)	578,649	642,213
Cash and cash equivalents	7,033	12,424
Restricted cash and cash equivalents	22,287	14,548
Restricted foreign currency (cost of $405 and $894, respectively)	405	864
Interest and dividend receivable	5,647	5,631
Amounts receivable on unsettled investment transactions	124	112
Prepaid expenses and other receivables	984	1,009
Unrealized appreciation on foreign currency forward contracts	—	20
Total assets	$615,129	$676,821

Liabilities
Debt (net of unamortized debt issuance costs of $4,666 and $2,876, respectively)	$323,834	$353,117
Distributions payable	5,597	8,949
Management fees payable	2,660	2,932
Incentive fees payable	19,157	17,848
Amounts payable on unsettled investment transactions	—	3,539
Interest payable	1,392	1,821
Accounts payable and accrued expenses	1,884	2,141
Advances received from unfunded credit facilities	490	340
Unrealized depreciation on foreign currency forward contracts	323	—
Total liabilities	$355,337	$390,687

Commitments and contingencies

Net assets
Common stock, 22,234,045 and 23,243,088 shares issued and outstanding, par value $0.001 per share, respectively, and 100,000,000 shares authorized	22	23
Paid-in capital in excess of par	329,122	337,205
Accumulated earnings (losses)	(69,352)	(51,094)
Total net assets	259,792	286,134
Total liabilities and total net assets	$615,129	$676,821
Number of shares outstanding	22,234,045	23,243,088
Net asset value per share	$11.68	$12.31

WhiteHorse Finance, Inc.

Consolidated Statements of Operations

(in thousands, except share and per share data)

	Year ended December 31,
	2025	2024	2023
Investment income
From non-controlled/non-affiliate company investments
Interest income	$53,449	$66,402	$78,493
Payment-in-kind income	1,637	6,175	3,960
Fee income	2,207	2,247	2,966
Dividend income	82	116	450
From non-controlled affiliate company investments
Interest income	378	93	—
Payment-in-kind income	513	705	314
Dividend income	—	—	84
From controlled affiliate company investments
Interest income	9,070	9,838	9,488
Payment-in-kind income	—	380	1,347
Dividend income	5,336	6,861	6,158
Total investment income	72,672	92,817	103,260
Expenses
Interest expense	23,139	27,899	29,915
Base management fees	11,111	12,127	14,684
Performance-based incentive fees	6,477	9,309	10,678
Administrative service fees	683	683	683
General and administrative expenses	4,690	4,440	3,622
Total expenses, before fees waived	46,100	54,458	59,582
Performance-based incentive fees waived	(200)	—	—
Total expenses	45,900	54,458	59,582
Net investment income before excise tax	26,772	38,359	43,678
Excise tax	662	1,121	965
Net investment income after excise tax	26,110	37,238	42,713

Realized and unrealized gains (losses) on investments and foreign currency transactions
Net realized gains (losses)
Non-controlled/non-affiliate company investments	(14,403)	(17,993)	309
Non-controlled affiliate company investments	—	—	(339)
Controlled affiliate company investments	(20,980)	—	—
Foreign currency transactions	(784)	(1)	950
Foreign currency forward contracts	602	13	27
Net realized gains (losses)	(35,565)	(17,981)	947
Net change in unrealized appreciation (depreciation)
Non-controlled/non-affiliate company investments	7,511	7,421	(7,871)
Non-controlled affiliate company investments	(2,877)	(7,775)	(5,608)
Controlled affiliate company investments	19,468	(9,213)	(8,490)
Translation of assets and liabilities in foreign currencies	33	1,098	(1,239)
Foreign currency forward contracts	(343)	63	(40)
Net change in unrealized appreciation (depreciation)	23,792	(8,406)	(23,248)
Net realized and unrealized gains (losses) on investments and foreign currency transactions	(11,773)	(26,387)	(22,301)
Net increase (decrease) in net assets resulting from operations	$14,337	$10,851	$20,412

Per Common Share Data
Basic and diluted earnings (losses) per common share	$0.62	$0.47	$0.88
Dividends and distributions declared per common share	$1.44	$1.79	$1.55
Basic and diluted weighted average common shares outstanding	23,174,909	23,243,088	23,243,088

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Debt Investments
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	6.00%	9.82%	05/31/24	12/15/26	652	$647	$650	0.3%
Avision Holdings, LLC (d/b/a Avision Sales Group)(29)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	6.00%	9.82%	05/31/24	12/15/26	548	544	546	0.2
									1,191	1,196	0.5
Air Freight & Logistics
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)(30)	First Lien Secured Term Loan	1.00%	SOFR (1M)	7.00%	10.72% (9.72% Cash + 1.00% PIK)	12/16/22	12/18/28	8,956	8,820	8,697	3.3
Gulf Winds International Acquisition LLC (d/b/a Gulf Winds International, Inc.)(7)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (1M)	7.00%	10.72%	12/16/22	12/18/28	605	596	584	0.2
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)(29)(34)	First Lien Secured Term Loan	1.00%	Base Rate	6.50%	10.37%	07/12/21	07/12/28	13,175	13,104	13,135	5.0
Motivational Marketing, LLC (d/b/a Motivational Fulfillment)(7)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	6.50%	10.48%	07/12/21	07/12/28	630	626	637	0.2
Transervice Holdings, Inc. (d/b/a Transervice Logistics, Inc.)(28)	First Lien Secured Term Loan	2.00%	SOFR (1M)	7.25%	11.07%	06/29/23	06/29/28	7,701	7,586	7,701	3.0
									30,732	30,754	11.7
Application Software
MBS Highway, LLC(28)	First Lien Secured Term Loan	1.00%	SOFR (6M)	8.00%	12.03%	10/13/22	10/13/27	9,204	9,122	9,184	3.5
Colonnade Parent, Inc. (d/b/a Naviga Inc.)(17)(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	1.00%	4.77%	06/14/19	09/30/26	3,667	2,988	1,925	0.7
Colonnade Parent, Inc. (d/b/a Naviga Inc.)(17)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	1.00%	4.77%	06/14/19	09/30/26	301	287	158	0.1
UserZoom Technologies, Inc. (d/b/a UserZoom, Inc.)(28)	First Lien Secured Term Loan	1.00%	SOFR (6M)	7.50%	11.63%	01/12/23	04/05/29	9,819	9,665	9,621	3.7
									22,062	20,888	8.0
Building Products
Trimlite Buyer LLC (d/b/a Trimlite LLC)(9)(13)(26)(29)	First Lien Secured Term Loan	1.00%	CORRA (3M)	5.50%	8.08%	07/27/21	07/27/27	18,868	14,957	13,748	5.3
									14,957	13,748	5.3
Construction & Engineering
Kelso Industries LLC(30)	First Lien Secured Term Loan	1.00%	SOFR (3M)	5.75%	9.57%	12/26/24	12/31/29	4,785	4,710	4,823	1.9
PGI Parent LLC (d/b/a Prime Electric, Inc.)(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	5.00%	8.67%	12/31/25	12/31/31	5,077	5,026	5,026	1.9
PGI Parent LLC (d/b/a Prime Electric, Inc.)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	5.00%	8.67%	12/31/25	12/31/31	—	—	—	—
									9,736	9,849	3.8
Construction Materials
Claridge Products and Equipment, LLC(29)	First Lien Secured Term Loan	1.00%	SOFR (1M)	8.75%	12.57% (8.19% Cash + 4.38% PIK)	12/30/20	03/31/27	5,124	5,123	4,661	1.8
Claridge Products and Equipment, LLC(7)(29)(31)	First Lien Secured Revolving Loan	1.00%	Base Rate	8.38%	13.54% (9.11% Cash + 4.19% PIK)	12/30/20	03/31/27	561	561	498	0.2
									5,684	5,159	2.0
Data Processing & Outsourced Services
BUSA Acquisition Co. (d/b/a BankCard USA Merchant Services Inc.)(28)	First Lien Secured Term Loan	1.00%	SOFR (6M)	6.50%	10.29%	04/04/24	03/30/29	7,374	7,231	7,331	2.8
BUSA Acquisition Co. (d/b/a BankCard USA Merchant Services Inc.)(7)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (6M)	6.50%	10.34%	04/04/24	03/30/29	276	270	283	0.1
Future Payment Technologies, L.P.(30)	First Lien Secured Term Loan	1.00%	SOFR (1M)	8.25%	12.22%	12/23/16	12/07/26	19,175	19,160	19,175	7.4
									26,661	26,789	10.3
Distributors
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	7.50%	11.32%	12/22/23	12/22/28	9,188	9,051	9,193	3.5
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)(28)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	7.50%	11.32%	12/22/23	12/22/28	639	629	639	0.2
Midwest Texas Tea CA, LLC (d/b/a US Petroleum Partners, LLC)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (1M)	7.50%	11.32%	12/22/23	12/22/28	572	563	572	0.2
									10,243	10,404	3.9

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Diversified Chemicals
Chase Products Co. (f/k/a Starco)(6)(21)(29)	Second Lien Secured Term Loan	1.00%	SOFR (3M)	5.50%	9.17% (8.99% Cash + 0.18% PIK)	03/16/23	03/16/28	3,404	$3,404	$3,404	1.3%
									3,404	3,404	1.3
Diversified Support Services
NNA Services, LLC(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	6.75%	10.57%	08/27/21	08/27/26	8,073	8,060	8,037	3.1
Quest Events, LLC(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	6.75%	10.48%	09/13/24	09/30/27	1,270	1,258	1,187	0.5
Quest Events, LLC(7)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	7.50%	11.48%	03/21/25	09/30/27	124	122	113	—
									9,440	9,337	3.6
Education Services
EducationDynamics, LLC(30)(34)	First Lien Secured Term Loan	1.00%	Base Rate	6.50%	10.32%	09/15/21	09/15/27	12,592	12,532	12,137	4.7
EducationDynamics, LLC(7)(8)	First Lien Secured Revolving Loan	1.00%	Prime	5.50%	12.25%	09/15/21	09/15/27	360	358	320	0.1
Media Source, LLC (d/b/a Media Source Inc.)(6)(25)(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	5.75%	9.54% (4.77% Cash + 4.77% PIK)	09/01/25	08/30/30	4,242	4,242	4,242	1.6
Media Source, LLC (d/b/a Media Source Inc.)(6)(7)(8)(25)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	5.75%	9.54% (4.77% Cash + 4.77% PIK)	09/01/25	08/30/30	—	—	17	—
									17,132	16,716	6.4
Environmental & Facilities Services
Buckeye Acquiror LLC (d/b/a Superior Environmental Solutions, LLC)(7)(8)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	6.50%	10.32%	12/17/25	08/01/29	—	—	—	—
Juniper Landscaping Holdings LLC(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	5.75%	9.43%	05/23/25	12/29/27	454	449	454	0.2
Juniper Landscaping Holdings LLC(7)(8)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (3M)	5.75%	9.56%	05/23/25	12/29/27	890	884	910	0.4
Juniper Landscaping Holdings LLC(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	5.75%	9.51%	05/23/25	12/29/27	238	235	246	0.1
									1,568	1,610	0.7
Health Care Facilities
Four Winds Health, LLC(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	7.00%	10.67%	07/31/25	07/31/29	4,364	4,286	4,343	1.7
Four Winds Health, LLC(7)(8)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (3M)	7.00%	10.67%	07/31/25	07/31/29	250	248	272	0.1
Four Winds Health, LLC(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	7.00%	10.67%	07/31/25	07/31/29	—	—	8	—
									4,534	4,623	1.8
Health Care Services
Maxor Acquisition, Inc. (d/b/a Maxor National Pharmacy Services, LLC)(29)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	6.00%	9.82%	12/27/24	03/01/29	938	930	942	0.4
W&A Intermediate Co., LLC (d/b/a Wakefield & Associates, LLC)(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	6.25%	9.92%	08/01/24	08/01/29	7,148	7,045	7,100	2.7
W&A Intermediate Co., LLC (d/b/a Wakefield & Associates, LLC)(7)(8)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (3M)	6.25%	9.92%	08/01/24	08/01/29	—	—	1	—
W&A Intermediate Co., LLC (d/b/a Wakefield & Associates, LLC)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	6.25%	9.92%	08/01/24	08/01/29	345	340	346	0.1
									8,315	8,389	3.2
Health Care Supplies
ABB/Con-cise Optical Group LLC (d/b/a ABB Optical Group, LLC)(29)	First Lien Secured Term Loan	0.75%	SOFR (3M)	7.50%	11.34%	02/23/22	02/23/28	20,409	20,227	20,026	7.7
									20,227	20,026	7.7
Home Furnishings
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	5.50%	9.37%	11/07/25	11/07/30	13,455	13,259	13,255	5.1
Sleep OpCo LLC (d/b/a Brooklyn Bedding LLC)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	5.50%	9.37%	11/07/25	11/07/30	—	—	—	—
Whitestone Home Furnishings, LLC (d/b/a Saatva, Inc.)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	5.25%	8.97%	11/06/23	08/20/26	2,848	2,832	2,848	1.1
									16,091	16,103	6.2
Household Appliances
Token Buyer, Inc. (d/b/a Therm-O-Disc, Inc.)(17)(29)	First Lien Secured Term Loan	0.50%	SOFR (3M)	6.00%	9.99%	05/26/22	05/31/29	1,587	1,363	1,199	0.5
									1,363	1,199	0.5

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Household Products
The Kyjen Company, LLC (d/b/a Outward Hound)(29)	First Lien Secured Term Loan	1.00%	SOFR (6M)	7.50%	11.61% (10.61% Cash + 1.00% PIK)	04/05/21	04/05/26	11,409	$11,400	$9,790	3.8%
The Kyjen Company, LLC (d/b/a Outward Hound)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (6M)	7.50%	11.61% (10.61% Cash + 1.00% PIK)	04/05/21	04/05/26	—	—	(132)	(0.1)
									11,400	9,658	3.7
Human Resource & Employment Services
Infotree Holdco LLC (d/b/a Infotree Global Solutions LLC)(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	5.75%	9.42%	02/19/25	02/19/30	2,947	2,899	2,907	1.1
Infotree Holdco LLC (d/b/a Infotree Global Solutions LLC)(7)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	5.75%	9.42%	02/19/25	02/19/30	—	—	2	—
									2,899	2,909	1.1
Industrial Machinery & Supplies & Components
W Electric Intermediate Holdings, LLC (d/b/a Westinghouse Electric Corporation)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	6.50%	10.22% (9.22% Cash + 1.00% PIK)	08/15/24	08/15/29	12,308	12,154	12,334	4.7
									12,154	12,334	4.7
Integrated Telecommunication Services
Patagonia Holdco LLC (d/b/a Lumen LATAM)(28)	First Lien Secured Term Loan	0.50%	SOFR (3M)	5.75%	9.62%	08/05/22	08/01/29	14,150	12,839	11,603	4.5
GTT Communications Global, LLC (d/b/a GTT Communications, Inc.)(30)	First Lien Secured Term Loan	1.00%	SOFR (1M)	6.00%	9.73%	04/15/25	04/15/31	15,283	15,014	15,129	5.8
									27,853	26,732	10.3
Interactive Media & Services
Zephyr Buyer, L.P. (d/b/a The Weather Company, LLC)(30)	First Lien Secured Term Loan	0.50%	SOFR (3M)	4.75%	8.42%	01/31/24	01/31/31	13,945	13,701	13,945	5.4
Zephyr Buyer, L.P. (d/b/a The Weather Company, LLC)(7)(8)	First Lien Secured Revolving Loan	0.50%	SOFR (3M)	4.75%	8.42%	01/31/24	01/31/31	—	—	32	—
									13,701	13,977	5.4
IT Consulting & Other Services
MGT Merger Target, LLC (d/b/a MGT Consulting Group)(7)(29)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	5.00%	8.74%	04/08/25	04/10/29	283	281	300	0.1
									281	300	0.1
Leisure Facilities
Camarillo Fitness Holdings, LLC (f/k/a Honors Holdings, LLC)(6)(17)(24)(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	8.50%	12.32% PIK	09/25/24	09/25/29	13,370	10,231	5,354	2.1
Camarillo Fitness Holdings, LLC (f/k/a Honors Holdings, LLC)(6)(7)(17)(29)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (6M)	8.50%	12.83% PIK	01/10/25	09/25/29	1,218	1,135	196	0.1
Lift Brands, Inc.(29)	First Lien Secured Term Loan A	1.00%	SOFR (1M)	7.50%	11.32%	06/29/20	09/30/26	5,120	5,119	5,120	2.0
Lift Brands, Inc.(29)	First Lien Secured Term Loan B	N/A	N/A	9.50%	9.50% PIK	06/29/20	09/30/26	1,753	1,752	1,753	0.7
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(11)(29)	First Lien Secured Term Loan C	N/A	N/A	9.50%	9.50% PIK	06/29/20	09/30/26	2,098	2,095	2,098	0.8
									20,332	14,521	5.7
Leisure Products
Surge Amuze Holdings Inc. (d/b/a Amuze Products II, Inc.)(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	6.25%	9.99%	09/06/24	09/06/29	5,679	5,596	5,645	2.2
Surge Amuze Holdings Inc. (d/b/a Amuze Products II, Inc.)(7)(29)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (6M)	6.25%	9.99%	09/06/24	09/06/29	1,002	987	1,000	0.4
Surge Amuze Holdings Inc. (d/b/a Amuze Products II, Inc.)(7)(29)(33)	First Lien Secured Revolving Loan	1.00%	Base Rate	5.90%	10.82%	09/06/24	09/06/29	451	444	450	0.2
Leviathan Intermediate Holdco, LLC(30)	First Lien Secured Term Loan	1.50%	SOFR (3M)	6.00%	9.67%	12/27/22	12/27/27	13,645	13,486	13,584	5.2
Leviathan Intermediate Holdco, LLC(7)(8)	First Lien Secured Revolving Loan	1.50%	SOFR (3M)	6.00%	9.67%	12/27/22	12/27/27	—	—	4	—
Playmonster Group LLC(6)(19)(29)	Priority First Lien Secured Term Loan	1.00%	SOFR (3M)	6.75%	10.74% PIK	12/09/22	06/08/26	1,442	1,438	1,355	0.5
Playmonster Group LLC(6)(17)(19)(29)	First Lien Secured Term Loan	1.00%	SOFR (3M)	9.00%	12.99% PIK	06/07/21	06/08/26	5,595	3,661	1,729	0.7
									25,612	23,767	9.2
Oil & Gas Storage & Transportation
Island Energy Services, LLC(28)	First Lien Secured Term Loan	0.50%	SOFR (3M)	5.75%	9.64%	07/16/25	07/16/32	10,472	10,077	10,158	3.9
									10,077	10,158	3.9
Packaged Foods & Meats
PANOS Brands, LLC(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	5.75%	9.48%	05/14/24	05/14/29	4,027	3,973	4,027	1.6
PANOS Brands, LLC(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (1M)	5.75%	9.48%	05/14/24	05/14/29	—	—	6	—
									3,973	4,033	1.6

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Paper Products
M2S Group Intermediate Holdings, Inc. (d/b/a M2S Group Holdings Inc.)(28)	First Lien Secured Term Loan	0.50%	SOFR (3M)	4.75%	8.59%	08/22/24	08/25/31	9,368	$8,838	$9,276	3.6%
									8,838	9,276	3.6
Pharmaceuticals
Meta Buyer LLC (d/b/a Metagenics, LLC)(15)(29)	First Lien Secured Term Loan	0.75%	EurIBOR (3M)	5.25%	7.29%	12/22/25	12/22/31	4,621	5,378	5,374	2.1
Meta Buyer LLC (d/b/a Metagenics, LLC)(29)	First Lien Secured Term Loan	0.75%	SOFR (3M)	5.25%	8.94%	12/22/25	12/22/31	6,720	6,653	6,653	2.6
Meta Buyer LLC (d/b/a Metagenics, LLC)(7)(8)	First Lien Secured Delayed Draw Loan	0.75%	SOFR (3M)	5.25%	8.94%	12/22/25	12/22/31	—	—	—	—
Meta Buyer LLC (d/b/a Metagenics, LLC)(7)(8)	First Lien Secured Revolving Loan	0.75%	SOFR (3M)	5.25%	8.94%	12/22/25	12/22/31	—	—	—	—
									12,031	12,027	4.7
Real Estate Services
Camp Facility Services Holdings, LLC (d/b/a Camp Construction Services, Inc.)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	6.50%	10.32%	11/16/21	11/16/27	10,294	10,230	9,781	3.8
Monarch Collective Holdings, LLC(30)	First Lien Secured Term Loan	1.50%	SOFR (3M)	7.25%	10.92%	01/10/24	01/10/29	9,212	9,073	9,061	3.5
Monarch Collective Holdings, LLC(28)	First Lien Secured Delayed Draw Loan	1.50%	SOFR (3M)	7.25%	10.97%	01/10/24	01/10/29	1,579	1,562	1,553	0.6
									20,865	20,395	7.9
Research & Consulting Services
M&M OpCo, LLC (d/b/a Escalent, Inc.)(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	6.00%	9.67%	04/07/23	04/09/29	4,827	4,748	4,827	1.9
M&M OpCo, LLC (d/b/a Escalent, Inc.)(7)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	6.00%	9.67%	04/07/23	04/09/29	—	—	4	—
									4,748	4,831	1.9
Specialized Consumer Services
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	8.00%	11.82%	12/02/22	12/02/27	5,032	4,974	5,021	1.9
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)(7)(30)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	8.00%	11.82%	12/02/22	12/02/27	1,652	1,637	1,653	0.6
Salon Republic Holdings, LLC (d/b/a Salon Republic, LLC)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (1M)	8.00%	11.82%	12/02/22	12/02/27	—	—	8	—
Texas Express Wash, LLC (d/b/a ClearWater Express Wash)(30)	First Lien Secured Term Loan	1.00%	SOFR (1M)	6.50%	10.23%	11/26/25	11/26/30	11,128	10,778	10,776	4.1
Texas Express Wash, LLC (d/b/a ClearWater Express Wash)(7)(8)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	6.50%	10.23%	11/26/25	11/26/30	—	—	—	—
Texas Express Wash, LLC (d/b/a ClearWater Express Wash)(29)	Second Lien Secured Term Loan	N/A	N/A	14.00%	14.00% (7.00% Cash + 7.00% PIK)	11/26/25	11/26/31	1,569	1,436	1,435	0.6
Texas Express Wash, LLC (d/b/a ClearWater Express Wash)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (1M)	6.50%	10.23%	11/26/25	11/26/30	104	100	100	—
									18,925	18,993	7.2
Specialized Finance
Rewards Network Inc.(28)	First Lien Secured Term Loan	0.75%	SOFR (3M)	6.00%	9.76%	12/05/25	12/05/31	10,213	10,036	10,034	3.9
Rewards Network Inc.(7)(8)	First Lien Secured Delayed Draw Loan	0.75%	SOFR (3M)	6.00%	9.76%	12/05/25	12/05/31	—	—	—	—
Rewards Network Inc.(7)(8)	First Lien Secured Revolving Loan	0.75%	SOFR (1M)	6.00%	9.82%	12/05/25	12/05/31	638	627	627	0.2
WHF STRS Ohio Senior Loan Fund LLC(7)(8)(9)(11)(14)(18)	Subordinated Note	N/A	SOFR (1M)	6.50%	10.18%	07/19/19	N/A	84,416	84,416	84,416	32.5
									95,079	95,077	36.6
Systems Software
Arcserve Cayman Opco LP (d/b/a Arcserve (USA), LLC)(6)(7)(9)(22)(23)(27)(29)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (1M)	8.00%	11.99% PIK	01/03/24	01/04/27	781	775	1,240	0.5
Arcserve Cayman Opco LP (d/b/a Arcserve (USA), LLC)(6)(22)(27)(29)	Unsecured Loan	N/A	N/A	9.00%	9.00% PIK	01/03/24	07/02/29	636	627	636	0.2
Arcserve Cayman Opco LP (d/b/a Arcserve (USA), LLC)(6)(22)(27)(29)	Unsecured Loan	N/A	N/A	9.00%	9.00% PIK	01/03/24	07/02/29	650	642	650	0.3
LogicMonitor, Inc.(30)	First Lien Secured Term Loan	0.75%	SOFR (3M)	5.50%	9.34%	11/19/24	11/19/31	8,220	8,130	8,186	3.2
LogicMonitor, Inc.(29)	First Lien Secured Delayed Draw Loan	0.75%	SOFR (3M)	5.50%	9.34%	12/02/25	11/19/31	—	—	—	—
LogicMonitor, Inc.(7)(29)	First Lien Secured Revolving Loan	0.75%	SOFR (3M)	5.50%	9.34%	11/19/24	11/19/31	—	—	5	—
Ribbon Communications Operating Company, Inc. (d/b/a Ribbon Communications Inc.)(9)(28)	First Lien Secured Term Loan	1.00%	SOFR (1M)	6.25%	9.97%	06/21/24	06/21/29	8,602	8,483	8,631	3.3
Ribbon Communications Operating Company, Inc. (d/b/a Ribbon Communications Inc.)(7)(9)(29)	First Lien Secured Revolving Loan	1.00%	SOFR (1M)	6.25%	9.97%	06/21/24	06/21/29	—	—	12	—
									18,657	19,360	7.5
Technology Hardware, Storage & Peripherals
Telestream 2 LLC (d/b/a Telestream Holdings Corporation)(20)(30)	First Lien Secured Term Loan	1.00%	SOFR (3M)	6.25%	10.19%	06/07/25	06/07/28	11,437	11,437	11,437	4.4
Telestream 2 LLC (d/b/a Telestream Holdings Corporation)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	6.25%	10.19%	06/07/25	06/07/28	—	—	20	—
									11,437	11,457	4.4

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Transaction & Payment Processing Services
TOT Group, Inc. (d/b/a Netevia Group LLC)(28)	First Lien Secured Term Loan	1.00%	SOFR (3M)	7.25%	10.92%	06/28/24	06/28/29	9,146	$9,000	$9,023	3.4%
TOT Group, Inc. (d/b/a Netevia Group LLC)(7)(30)	First Lien Secured Delayed Draw Loan	1.00%	SOFR (3M)	7.25%	10.92%	06/28/24	06/28/29	1,103	1,084	1,091	0.4
TOT Group, Inc. (d/b/a Netevia Group LLC)(7)(8)	First Lien Secured Revolving Loan	1.00%	SOFR (3M)	7.25%	10.92%	06/28/24	06/28/29	—	—	1	—
									10,084	10,115	3.8

Total Debt Investments									$532,286	$520,114	200.2%

Equity Investments(12)
Advertising
Avision Holdings, LLC (d/b/a Avision Sales Group)(8)	Class A LLC Interests	N/A	N/A	N/A	N/A	12/15/21	N/A	299	$299	$322	0.1%
ImageOne Industries, LLC(8)	Common A Units	N/A	N/A	N/A	N/A	09/20/19	N/A	238	13	—	—
									312	322	0.1
Air Freight & Logistics
Motivational CIV, LLC (d/b/a Motivational Fulfillment)(8)	Class B Units	N/A	N/A	N/A	N/A	07/12/21	N/A	1,250	1,250	774	0.3
									1,250	774	0.3
Application Software
Atlas Parent, LLC (d/b/a Alvaria, Inc.)(8)(35)	Common Units	N/A	N/A	N/A	N/A	10/24/25	N/A	19	1,682	1,853	0.7
									1,682	1,853	0.7
Broadline Retail
Ross-Simons Topco, LP (d/b/a Ross-Simons, Inc.)(8)	Preferred Units	N/A	N/A	8.00%	8.00% PIK	12/04/20	N/A	600	514	735	0.3
									514	735	0.3
Building Products
PFB Holding Company, LLC (d/b/a PFB Corporation)(8)(13)	Class A Units	N/A	N/A	N/A	N/A	12/17/21	N/A	1	24	—	—
									24	—	—
Construction & Engineering
Sterling Pure Blocker, LLC (d/b/a Banner Industries, Inc.)(8)	Class B Units	N/A	N/A	N/A	N/A	12/01/23	N/A	404	404	57	—
									404	57	—
Diversified Chemicals
Pressurized Holdings, LLC (f/k/a Starco)(6)(8)(21)	Common Units	N/A	N/A	N/A	N/A	03/16/23	N/A	—	—	—	—
Pressurized Holdings, LLC (f/k/a Starco)(6)(8)(10)(21)	Preferred Units	N/A	N/A	14.00%	14.00% PIK	03/16/23	N/A	—	4,537	4,784	1.8
									4,537	4,784	1.8
Diversified Support Services
Quest Events, LLC(8)	Common Units	N/A	N/A	N/A	N/A	12/28/18	N/A	385	385	—	—
									385	—	—
Education Services
EducationDynamics, LLC (d/b/a EDDY Enterprises, LLC)(8)	Senior Preferred Units	N/A	N/A	N/A	N/A	09/15/21	N/A	167	167	—	—
Eddy Acquisitions, LLC (d/b/a EducationDynamics, LLC)(8)(10)	Preferred Units	N/A	N/A	12.00%	12.00%	09/15/21	N/A	167	167	—	—
TVG I-EMSI Parent, LLC (d/b/a Media Source Inc.)(6)(8)(25)	Class A Units	N/A	N/A	N/A	N/A	09/01/25	N/A	20,765	—	—	—
TVG I-EMSI Parent, LLC (d/b/a Media Source Inc.)(6)(8)(25)	Class B Units	N/A	N/A	N/A	N/A	09/01/25	N/A	2	3,291	3,291	1.3
									3,625	3,291	1.3
Environmental & Facilities Services
BPII-JL Group Holdings LP (d/b/a Juniper Landscaping Holdings LLC)(8)	Class A Units	N/A	N/A	N/A	N/A	12/29/21	N/A	90	942	1,645	0.6
									942	1,645	0.6
Food Distributors
Twin Ridge CRS, LP (d/b/a CRS OneSource)(8)	Class A Common Units	N/A	N/A	N/A	N/A	05/10/24	N/A	63	317	264	0.1
									317	264	0.1
Household Appliances
BBQ Buyer, LLC (d/b/a BBQGuys)(8)	Shares	N/A	N/A	N/A	N/A	08/28/20	N/A	1,100	1,100	1,003	0.4
									1,100	1,003	0.4
Industrial Machinery & Supplies & Components
BL Products Parent, LP (d/b/a Bishop Lifting Products, Inc.)(8)	Class A Units	N/A	N/A	N/A	N/A	02/01/22	N/A	733	788	561	0.2
									788	561	0.2

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Interactive Media & Services
What If Media Group, LLC(8)	Common Units	N/A	N/A	N/A	N/A	07/02/21	N/A	3,081	$851	$1,963	0.8%
									851	1,963	0.8
IT Consulting & Other Services
CX Holdco LLC (d/b/a Cennox Inc.)(8)	Common Units	N/A	N/A	N/A	N/A	05/04/21	N/A	1,068	1,116	218	0.1
Keras Holdings, LLC (d/b/a KSM Consulting, LLC)(8)	Shares	N/A	N/A	N/A	N/A	12/31/20	N/A	496	496	446	0.2
Vistria Blocked MGT Investor, LP (d/b/a MGT Consulting Group)(8)	Series A Units	N/A	N/A	N/A	N/A	04/10/23	N/A	—	—	308	0.1
Vistria Blocked MGT Investor, LP (d/b/a MGT Consulting Group)(8)	Preferred Units	N/A	N/A	N/A	N/A	04/10/23	N/A	—	—	15	—
									1,612	987	0.4
Leisure Facilities
H.I.G. Camarillo, L.P. (f/k/a Honors Holdings, LLC)(6)(8)(24)	Limited Partner Interests	N/A	N/A	N/A	N/A	09/25/24	N/A	—	—	—	—
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(8)	Class A Common Stock	N/A	N/A	N/A	N/A	06/29/20	N/A	2	1,941	507	0.2
Snap Fitness Holdings, Inc. (d/b/a Lift Brands, Inc.)(8)	Warrants	N/A	N/A	N/A	N/A	06/29/20	N/A	1	793	205	0.1
									2,734	712	0.3
Leisure Products
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)(6)(8)(10)(19)	Preferred Stock	N/A	N/A	14.00%	14.00% PIK	01/24/22	N/A	36	3,600	—	—
Playmonster Group Equity, Inc. (d/b/a Playmonster Group LLC)(6)(8)(19)	Common Stock	N/A	N/A	N/A	N/A	01/24/22	N/A	72	460	—	—
									4,060	—	—
Paper & Plastic Packaging Products & Materials
Max Solutions Inc.(8)	Common Stock	N/A	N/A	N/A	N/A	09/29/22	N/A	4	400	—	—
									400	—	—
Real Estate Services
Camp Facility Services Parent, LLC (d/b/a Camp Construction Services, Inc.)(8)(10)	Preferred Units	N/A	N/A	10.00%	10.00% PIK	11/16/21	N/A	15	840	31	—
									840	31	—
Research & Consulting Services
Merriman Holdings LP (d/b/a Escalent, Inc.)(8)	Class A Units	N/A	N/A	N/A	N/A	04/07/23	N/A	327	333	312	0.1
									333	312	0.1
Specialized Consumer Services
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)(8)(10)	Preferred Stock	N/A	N/A	8.00%	8.00% PIK	12/02/22	N/A	200	200	265	0.1
Salon Republic Investments LLC (d/b/a Salon Republic, LLC)(8)	Common Stock	N/A	N/A	N/A	N/A	12/02/22	N/A	400	400	6	—
Texas Wash Holdings, LLC (d/b/a ClearWater Express Wash)(8)	Warrants	N/A	N/A	N/A	N/A	11/26/25	N/A	—	197	197	0.1
									797	468	0.2
Specialized Finance
WHF STRS Ohio Senior Loan Fund(7)(8)(9)(14)(18)	LLC Interests	N/A	N/A	N/A	N/A	07/19/19	N/A	21,104	21,104	21,602	8.3
									21,104	21,602	8.3
Systems Software
Arcserve Cayman GP LLC (d/b/a Arcserve (USA), LLC)(6)(8)(22)(27)	Common Units	N/A	N/A	N/A	N/A	01/03/24	N/A	663	—	—	—
Arcserve Cayman Topco LP (d/b/a Arcserve (USA), LLC)(6)(8)(22)(27)	Common Units	N/A	N/A	N/A	N/A	01/03/24	N/A	663	19,568	9,144	3.5
									19,568	9,144	3.5
Technology Hardware, Storage & Peripherals
Telestream Topco 2 LLC (d/b/a Telestream Holdings Corporation)(8)(20)	Common Units	N/A	N/A	N/A	N/A	06/07/25	N/A	497	7,109	8,027	3.1
									7,109	8,027	3.1

Total Equity Investments									$75,288	$58,535	22.5%

Total Investments									$607,574	$578,649	222.7%

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

Issuer	Investment Type(1)	Floor	Reference Rate(2)	Spread Above Index	Interest Rate(3)	Acquisition Date(4)	Maturity Date	Principal/ Share Amount	Amortized Cost	Fair Value(5)	Fair Value As A Percentage of Net Assets
Money market funds (included in cash and cash equivalents and restricted cash and cash equivalents)
Goldman Sachs Financial Square Treasury Obligations Fund(16)	Share class: Administration (CUSIP: 38141W315)				3.34%				$8,829	$8,829	3.4%
Invesco Treasury Portfolio(16)	Share class: Institutional (CUSIP: 825252406)				3.09%				7,032	7,032	2.7
Dreyfus Treasury Obligations Cash Management Fund(16)	Share class: Institutional (CUSIP: 261908107)				3.65%				5,187	5,187	2.0
Total Money Market Funds									21,048	21,048	8.1
Total investments and money market funds									$628,622	$599,697	230.8%

Forward Currency Contracts

Counterparty	Currency to be sold			Currency to be purchased		Settlement date	Unrealized appreciation	Unrealized depreciation
Morgan Stanley	C$	20,333	CAD	$14,515	USD	2/6/26	$—	$(325)
Morgan Stanley		€4,989	EUR	5,874	USD	2/6/26	2	—
Total							$2	$(325)

(1)	Except as otherwise noted, all investments are non-controlled/non-affiliate investments as defined by the Investment Company Act of 1940, as amended (the “1940 Act”), provide collateral for the Company’s credit facility, and are domiciled in the United States.
(2)	The investments bear interest at a rate that may be determined by reference to SOFR, CORRA, Prime, or EurIBOR, which resets monthly, quarterly or semiannually. The one, three and six-month SOFR were 3.7%, 3.7% and 3.6%, respectively, as of December 31, 2025. The Prime was 6.8% as of December 31, 2025. The three-month CORRA was 2.3%. The one, three and six-month EurIBOR was 1.9%, 2.0% and 2.1%, respectively, as of December 31, 2025.
(3)	The interest rate is the “all-in-rate” including the current index and spread, the fixed rate, and the payment-in-kind (“PIK”) interest rate, as the case may be.
(4)	Except as otherwise noted, all of the Company’s portfolio company investments, which as of the date of the consolidated schedule of investments represented 222.7% of the Company’s net assets or 94.1% of the Company’s total assets, are subject to legal restrictions on sales.
(5)	The fair value of each investment was determined using significant unobservable inputs.
(6)	Investment is a non-controlled/affiliate investment as defined by the 1940 Act.
(7)	The investment has an unfunded commitment in addition to any amounts presented in the consolidated schedule of investments as of December 31, 2025.
(8)	The investment or a portion of the investment does not provide collateral for the Company’s credit facility and the 2025 CLO Securitization.
(9)	Not a qualifying asset under Section 55(a) of the 1940 Act. Under the 1940 Act, the Company may not acquire any non-qualifying asset unless, at the time the acquisition is made, qualifying assets represent at least 70% of total assets. Qualifying assets represented 79.4% of total assets as of the date of the consolidated schedule of investments.
(10)	Preferred equity investment is a non-income producing security.
(11)	Security is perpetual with no defined maturity date.
(12)	Ownership of certain equity investments may occur through a holding company or partnership.
(13)	Principal amount is non-USD denominated and is based in Canadian dollars.
(14)	Investment is a controlled affiliate investment as defined by the 1940 Act.
(15)	Principal amount is denominated in Euros.
(16)	The rate shown is the annualized seven-day yield as of December 31, 2025.
(17)	The investment is on non-accrual status.

WhiteHorse Finance, Inc.

Consolidated Schedule of Investments

December 31, 2025

(in thousands)

(18)	On January 14, 2019, the Company entered into an agreement with State Teachers Retirement System of Ohio, a public pension fund established under Ohio law (“STRS Ohio”), to create WHF STRS Ohio Senior Loan Fund, LLC (“STRS JV”), a joint venture, which invests primarily in senior secured first and second lien term loans.
(19)	On January 24, 2022, as part of a restructuring agreement between the Company and PlayMonster LLC, the Company’s first lien secured term loan and delayed draw loan investments to PlayMonster LLC were converted into a new first lien secured term loan, preferred stock and common stock of Playmonster Group LLC.
(20)	In June 2025, as part of a restructuring agreement between the Company and Telestream Holdings Corporation, the Company’s first lien secured term loan and revolver investments to Telestream Holdings Corporation were converted into a new first lien secured term loan of Telestream 2 LLC (d/b/a Telestream Holdings Corporation) and common equity of Telestream Topco 2 LLC (d/b/a Telestream Holdings Corporation).
(21)	In March 2023, as part of a restructuring agreement between the Company and Sklar Holdings, Inc (d/b/a Starco), the Company’s first lien secured term loan investment was converted into a new second lien secured term loan to Chase Products Co. (f/k/a Starco) and preferred units and common units of Pressurized Holdings, LLC (f/k/a Starco).
(22)	In January 2024, as part of a restructuring agreement between the Company and Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC), the Company’s first lien secured term loan and priority first lien delayed draw loan investments in Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC), converted into a new first lien secured delayed draw loan and unsecured notes in Arcserve Cayman Opco LP (d/b/a Arcserve (USA), LLC) and common equity of Arcserve Cayman GP LLC (d/b/a Arcserve (USA), LLC), and Arcserve Cayman Topco LP (d/b/a Arcserve (USA), LLC).
(23)	As part of the restructuring agreement between the Company and Arcstor Midco, LLC (d/b/a Arcserve (USA), LLC), fair value on the first lien secured delayed draw loan includes a preferred return that is earned on capital funded.
(24)	In September 2024, as part of a restructuring agreement between the Company and Honors Holdings, LLC (d/b/a Orange Theory), the Company’s first lien secured term loan, delayed draw loan and revolver investments to Honors Holdings, LLC (d/b/a Orange Theory) were converted into a new first lien secured term loan of Camarillo Fitness Holdings, LLC (f/k/a Honors Holdings, LLC) and common equity of H.I.G. Camarillo, L.P. (f/k/a Honors Holdings, LLC).
(25)	In September 2025, as part of a restructuring agreement between the Company and MSI Information Services, Inc., the Company’s first lien secured term loan and revolver investments in MSI Information Services, Inc., were converted into a new first lien secured term loan and revolver investments of Media Source, LLC (d/b/a Media Source Inc.) and into common equity in TVG I-E-MSI Acquisition, LLC (d/b/a Media Source, Inc).
(26)	The issuer is domiciled in Canada.
(27)	The issuer is domiciled in Cayman Islands.
(28)	Security or portion of the security pledged as collateral for the 2025 CLO Securitization.
(29)	Security or portion of the security pledged as collateral for the Company’s credit facility.
(30)	Security or portion of the security pledged as collateral for the Company’s credit facility and the 2025 CLO Securitization.
(31)	The investment was comprised of two contracts, which were indexed to Prime and SOFR (1M).
(32)	The investment was comprised of two contracts, which were indexed to Prime and SOFR (3M).
(33)	The investment was comprised of two contracts, which were indexed to Prime and SOFR (6M).
(34)	The investment was comprised of two contracts, which were indexed to SOFR (1M) and SOFR (3M).
(35)	In October 2025, as part of a restructuring agreement between the Company and Alvaria Holdco (Cayman) (d/b/a Aspect Software, Inc.), a portion of the Company’s first lien secured term loan investments in Alvaria Holdco (Cayman) (d/b/a Aspect Software, Inc.), were converted into common equity in Atlas Parent, LLC (d/b/a Alvaria, Inc.).

Contacts

Stuart Aronson
WhiteHorse Finance, Inc.
212-506-0500
saronson@higwhitehorse.com

or

Joyson Thomas
WhiteHorse Finance, Inc.
305-379-2322
jthomas@higwhitehorse.com

or

Robert Brinberg Rose & Company 212-257-5932 whitehorse@roseandco.com

Source: WhiteHorse Finance, Inc.